Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2022
3

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Revenues
Premiums	$9,455	$13,095	$10,771	$11,721	$17,547	$28,914	$40,039
Universal life and investment-type product policy fees	1,521	1,422	1,418	1,516	1,302	4,334	4,236
Net investment income	5,568	5,233	4,284	3,583	3,585	16,162	11,452
Other revenues	663	661	660	616	730	1,958	2,006
Net investment gains (losses)	(84)	(126)	(518)	(685)	(414)	1,655	(1,617)
Net derivative gains (losses)	(218)	(196)	(859)	(1,195)	(480)	(2,032)	(2,534)
Total revenues	16,905	20,089	15,756	15,556	22,270	50,991	53,582

Expenses
Policyholder benefits and claims	10,103	13,923	11,193	11,790	17,993	30,031	40,976
Interest credited to policyholder account balances	1,287	1,385	630	492	980	4,153	2,102
Policyholder dividends	189	204	198	193	155	672	546
Capitalization of DAC	(635)	(666)	(650)	(622)	(615)	(2,052)	(1,887)
Amortization of DAC and VOBA	816	612	537	616	218	1,943	1,371
Amortization of negative VOBA	(6)	(9)	(9)	(10)	(12)	(25)	(31)
Interest expense on debt	240	224	225	226	239	696	690
Other expenses	2,869	3,110	2,917	2,873	2,893	8,753	8,683
Total expenses	14,863	18,783	15,041	15,558	21,851	44,171	52,450
Income (loss) before provision for income tax	2,042	1,306	715	(2)	419	6,820	1,132
Provision for income tax expense (benefit)	453	95	41	(140)	19	1,456	(80)
Net income (loss)	1,589	1,211	674	138	400	5,364	1,212
Less: Net income (loss) attributable to noncontrolling interests	5	6	5	6	5	15	16
Net income (loss) attributable to MetLife, Inc.	1,584	1,205	669	132	395	5,349	1,196
Less: Preferred stock dividends	63	29	63	29	64	166	156
Preferred stock redemption premium	—	—	—	—	—	6	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,521	$1,176	$606	$103	$331	$5,177	$1,040

Premiums, fees and other revenues	$11,639	$15,178	$12,849	$13,853	$19,579	$35,206	$46,281

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,521	$1,176	$606	$103	$331
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(84)	(126)	(518)	(685)	(414)
Less: Net derivative gains (losses)	(218)	(196)	(859)	(1,195)	(480)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(333)	(501)	(183)	(253)	(24)
Less: Provision for income tax (expense) benefit	99	167	444	616	288
Add: Net income (loss) attributable to noncontrolling interests	5	6	5	6	5
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	2,062	1,838	1,727	1,626	966
Less: Total notable items (2)	(140)	140	—	77	34
Adjusted earnings available to common shareholders, excluding total notable items (2)	$2,202	$1,698	$1,727	$1,549	$932

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.77	$1.39	$0.73	$0.13	$0.41
Less: Net investment gains (losses)	(0.10)	(0.15)	(0.62)	(0.84)	(0.52)
Less: Net derivative gains (losses)	(0.25)	(0.23)	(1.03)	(1.47)	(0.60)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.37)	(0.59)	(0.22)	(0.31)	(0.03)
Less: Provision for income tax (expense) benefit	0.11	0.20	0.53	0.76	0.36
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.39	2.17	2.08	2.00	1.21
Less: Total notable items per diluted common share (2)	(0.16)	0.17	—	0.09	0.04
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.56	$2.01	$2.08	$1.90	$1.16

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$(140)	$—	$—	$77	$34
Tax adjustments	—	140	—	—	—
Total notable items	$(140)	$140	$—	$77	$34

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$(0.16)	$—	$—	$0.09	$0.04
Tax adjustments	—	0.17	—	—	—
Total notable items	$(0.16)	$0.17	$—	$0.09	$0.04

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Weighted average common shares outstanding - diluted	861.2	845.2	830.5	814.5	800.7

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Book value per common share (1)	$77.24	$77.12	$61.55	$41.73	$27.00
Book value per common share, excluding AOCI other than FCTA (1)	$57.29	$57.65	$57.12	$55.54	$54.37
Book value per common share - tangible common stockholders' equity (1)	$45.35	$45.61	$45.02	$43.62	$42.49

	For the Three Months Ended
Unaudited	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Return on MetLife, Inc.'s (2):
Common stockholders' equity	9.3%	7.3%	4.3%	1.0%	4.9%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	12.6%	11.4%	12.1%	15.6%	14.2%
Common stockholders' equity, excluding AOCI other than FCTA	17.0%	15.3%	14.7%	14.3%	8.9%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	18.2%	14.2%	14.7%	13.7%	8.6%
Tangible common stockholders' equity	21.7%	19.6%	18.8%	18.4%	11.5%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Common shares outstanding, beginning of period	861.1	844.5	825.5	814.8	797.6
Share repurchases	(16.7)	(19.4)	(13.6)	(17.3)	(10.3)
Newly issued shares	0.1	0.4	2.9	0.1	—
Common shares outstanding, end of period	844.5	825.5	814.8	797.6	787.3

Weighted average common shares outstanding - basic	854.9	838.1	823.8	809.7	795.8
Dilutive effect of the exercise or issuance of stock-based awards	6.3	7.1	6.7	4.8	4.9
Weighted average common shares outstanding - diluted	861.2	845.2	830.5	814.5	800.7

MetLife Policyholder Trust Shares	131.1	129.3	127.8	126.2	125.1

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Total revenues	$16,905	$20,089	$15,756	$15,556	$22,270	$50,991	$53,582
Less: Net investment gains (losses)	(84)	(126)	(518)	(685)	(414)	1,655	(1,617)
Less: Net derivative gains (losses)	(218)	(196)	(859)	(1,195)	(480)	(2,032)	(2,534)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	46	13	(8)	(11)	(9)	58	(28)
Less: Other adjustments to revenues:
GMIB fees	25	24	23	22	21	74	66
Investment hedge adjustments	(228)	(235)	(215)	(232)	(252)	(660)	(699)
Operating joint venture adjustments	(1)	—	(6)	1	(5)	(1)	(10)
Unit-linked contract income	114	253	(498)	(688)	(321)	699	(1,507)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	(1)	—	(2)	—	(7)	(2)
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	73	53	47	48	40	168	135
Divested businesses	92	93	66	—	—	1,004	66
Total adjusted revenues	$17,087	$20,211	$17,724	$18,298	$23,690	$50,033	$59,712

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Net investment income	$5,568	$5,233	$4,284	$3,583	$3,585	$16,162	$11,452
Less: Adjustments to net investment income:
Investment hedge adjustments	(228)	(235)	(215)	(232)	(252)	(660)	(699)
Operating joint venture adjustments	(1)	—	(6)	1	(5)	(1)	(10)
Unit-linked contract income	114	253	(498)	(688)	(321)	699	(1,507)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	(1)	—	(2)	—	(7)	(2)
Divested businesses	16	15	11	—	—	52	11
Adjusted net investment income	$5,668	$5,201	$4,992	$4,504	$4,163	$16,079	$13,659

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Variable investment income (Included in net investment income above)	$1,789	$1,269	$1,185	$389	$(53)	$4,381	$1,521

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Premiums, fees and other revenues	$11,639	$15,178	$12,849	$13,853	$19,579	$35,206	$46,281
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	46	13	(8)	(11)	(9)	58	(28)
GMIB fees	25	24	23	22	21	74	66
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	73	53	47	48	40	168	135
Divested businesses	76	78	55	—	—	952	55
Adjusted premiums, fees and other revenues	$11,419	$15,010	$12,732	$13,794	$19,527	$33,954	$46,053
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,948	$14,650	$12,399	$13,620	$19,527

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Total expenses	$14,863	$18,783	$15,041	$15,558	$21,851	$44,171	$52,450
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	31	63	(19)	4	(98)	37	(113)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	8	7	7	6	6	25	19
Inflation and pass-through adjustments	—	99	39	152	88	(96)	279
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	129	93	(44)	(109)	(190)	302	(343)
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	21	23	12	(34)	(66)	60	(88)
PAB hedge adjustments	(1)	—	—	—	—	(2)	—
Unit-linked contract costs	116	246	(505)	(695)	(302)	692	(1,502)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(7)	(9)	(7)	(4)	(8)	(19)	(19)
Regulatory implementation costs	—	1	—	2	1	3	3
Acquisition, integration and other costs	2	(1)	7	13	14	10	34
TSA fees	73	53	47	48	40	168	135
Divested businesses	81	126	55	8	13	909	76
Total adjusted expenses	$14,410	$18,082	$15,449	$16,167	$22,353	$42,082	$53,969

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Capitalization of DAC	$(635)	$(666)	$(650)	$(622)	$(615)	$(2,052)	$(1,887)
Less: Divested businesses	(15)	(15)	(11)	—	—	(104)	(11)
Adjusted capitalization of DAC	$(620)	$(651)	$(639)	$(622)	$(615)	$(1,948)	$(1,876)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Other expenses	$2,869	$3,110	$2,917	$2,873	$2,893	$8,753	$8,683
Less: Noncontrolling interests	(7)	(9)	(7)	(4)	(8)	(19)	(19)
Less: Regulatory implementation costs	—	1	—	2	1	3	3
Less: Acquisition, integration and other costs	2	(1)	7	13	14	10	34
Less: TSA fees	73	53	47	48	40	168	135
Less: Divested businesses	41	81	32	8	13	277	53
Adjusted other expenses	$2,760	$2,985	$2,838	$2,806	$2,833	$8,314	$8,477
Adjusted other expenses on a constant currency basis	$2,557	$2,816	$2,691	$2,733	$2,833

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Other expenses	$2,869	$3,110	$2,917	$2,873	$2,893	$8,753	$8,683
Capitalization of DAC	(635)	(666)	(650)	(622)	(615)	(2,052)	(1,887)
Other expenses, net of capitalization of DAC	$2,234	$2,444	$2,267	$2,251	$2,278	$6,701	$6,796

Premiums, fees and other revenues	$11,639	$15,178	$12,849	$13,853	$19,579	$35,206	$46,281

Expense ratio	19.2%	16.1%	17.6%	16.2%	11.6%	19.0%	14.7%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Adjusted other expenses by major category
Direct expenses	$1,266	$1,483	$1,337	$1,341	$1,360	$3,713	$4,038
Pension, postretirement and postemployment benefit costs	44	52	25	24	24	112	73
Premium taxes, other taxes, and licenses & fees	142	147	151	137	172	460	460
Commissions and other variable expenses	1,308	1,303	1,325	1,304	1,277	4,029	3,906
Adjusted other expenses	2,760	2,985	2,838	2,806	2,833	8,314	8,477
Adjusted capitalization of DAC	(620)	(651)	(639)	(622)	(615)	(1,948)	(1,876)
Adjusted other expenses, net of adjusted capitalization of DAC	2,140	2,334	2,199	2,184	2,218	6,366	6,601
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	(84)	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,140	$2,334	$2,199	$2,184	$2,218	$6,450	$6,601

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Employee related costs	$789	$906	$899	$866	$875	$2,479	$2,640
Third party staffing costs	347	413	375	371	349	982	1,095
General and administrative expenses	130	164	63	104	136	252	303
Direct expenses	1,266	1,483	1,337	1,341	1,360	3,713	4,038
Less: Total notable items related to direct expenses (1)	—	—	—	—	—	(84)	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,266	$1,483	$1,337	$1,341	$1,360	$3,797	$4,038

Adjusted other expenses, net of adjusted capitalization of DAC	$2,140	$2,334	$2,199	$2,184	$2,218	$6,366	$6,601
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	(84)	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,140	$2,334	$2,199	$2,184	$2,218	$6,450	$6,601

Adjusted premiums, fees and other revenues	$11,419	$15,010	$12,732	$13,794	$19,527	$33,954	$46,053
Less: PRT	(24)	3,551	1,258	2,564	8,466	(38)	12,288
Adjusted premiums, fees and other revenues, excluding PRT	$11,443	$11,459	$11,474	$11,230	$11,061	$33,992	$33,765

Direct expense ratio	11.1%	9.9%	10.5%	9.7%	7.0%	10.9%	8.8%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.1%	12.9%	11.7%	11.9%	12.3%	11.2%	12.0%

Adjusted expense ratio	18.7%	15.5%	17.3%	15.8%	11.4%	18.7%	14.3%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	18.7%	20.4%	19.2%	19.4%	20.1%	19.0%	19.5%

(1)Notable items are related to “litigation reserves and settlement costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$341,038	$340,274	$320,079	$284,178	$270,765
Equity securities, at estimated fair value	941	1,269	988	1,085	973
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,055	12,142	11,418	9,875	8,954
Mortgage loans	80,964	79,353	79,968	82,055	82,437
Policy loans	9,186	9,111	9,036	8,876	8,783
Real estate and real estate joint ventures	12,182	12,216	12,379	12,376	12,532
Other limited partnership interests	13,480	14,625	14,570	14,636	14,387
Short-term investments, principally at estimated fair value	7,150	7,176	3,146	3,043	5,266
Other invested assets	18,683	18,655	18,696	19,901	22,299
Total investments	495,679	494,821	470,280	436,025	426,396
Cash and cash equivalents, principally at estimated fair value	18,956	20,047	23,488	20,548	22,200
Accrued investment income	3,354	3,185	3,251	3,154	3,355
Premiums, reinsurance and other receivables	17,816	17,149	17,926	17,769	17,666
Deferred policy acquisition costs and value of business acquired	16,191	16,061	18,409	20,248	21,523
Current income tax recoverable	—	184	39	274	194
Deferred income tax asset (1)	168	189	225	616	2,700
Goodwill	9,638	9,535	9,510	9,151	9,005
Assets held-for-sale	7,462	7,238	4,582	—	—
Other assets (1)	11,446	11,426	11,518	11,279	11,294
Separate account assets	180,954	179,873	165,056	143,829	135,771
Total assets	$761,664	$759,708	$724,284	$662,893	$650,104

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$197,086	$199,721	$195,789	$193,474	$199,671
Policyholder account balances	203,973	203,473	206,762	200,580	198,251
Other policy-related balances	17,735	17,751	19,553	19,284	19,491
Policyholder dividends payable	525	478	450	457	429
Policyholder dividend obligation	1,952	1,682	—	—	—
Payables for collateral under securities loaned and other transactions	31,382	31,920	30,481	23,819	24,890
Short-term debt	346	341	323	196	183
Long-term debt	14,010	13,933	13,848	13,677	14,520
Collateral financing arrangement	806	766	754	741	729
Junior subordinated debt securities	3,155	3,156	3,156	3,157	3,158
Current income tax payable	103	—	—	—	—
Deferred income tax liability	9,850	9,693	5,690	1,301	172
Liabilities held-for-sale	6,757	6,634	4,297	—	—
Other liabilities	23,697	22,538	23,888	25,011	27,509
Separate account liabilities	180,954	179,873	165,056	143,829	135,771
Total liabilities	692,331	691,959	670,047	625,526	624,774

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,457	33,511	33,531	33,548	33,589
Retained earnings	40,426	41,197	41,406	41,101	41,032
Treasury stock, at cost	(16,956)	(18,157)	(19,072)	(20,188)	(20,862)
Accumulated other comprehensive income (loss)	12,111	10,919	(1,912)	(17,372)	(28,695)
Total MetLife, Inc.'s stockholders' equity	69,050	67,482	53,965	37,101	25,076
Noncontrolling interests	283	267	272	266	254
Total equity	69,333	67,749	54,237	37,367	25,330
Total liabilities and equity	$761,664	$759,708	$724,284	$662,893	$650,104

(1)Certain amounts in prior periods are reclassified to conform to current period presentation.

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$141	$25	$143	$507	$507
RETIREMENT AND INCOME SOLUTIONS	989	784	733	489	434
TOTAL U.S.	$1,130	$809	$876	$996	$941
ASIA	806	819	813	545	292
LATIN AMERICA	28	149	192	352	220
EMEA	116	60	68	84	79
METLIFE HOLDINGS	761	603	472	456	69
CORPORATE & OTHER	(164)	(311)	(146)	(302)	(264)
Total adjusted earnings before provision for income tax	$2,677	$2,129	$2,275	$2,131	$1,337

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$30	$5	$31	$107	$108
RETIREMENT AND INCOME SOLUTIONS	205	164	152	101	89
TOTAL U.S.	$235	$169	$183	$208	$197
ASIA	237	233	233	159	95
LATIN AMERICA	(1)	24	50	85	49
EMEA	22	18	16	20	19
METLIFE HOLDINGS	155	121	95	92	10
CORPORATE & OTHER	(96)	(303)	(92)	(88)	(63)
Total provision for income tax expense (benefit)	$552	$262	$485	$476	$307

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$111	$20	$112	$400	$399
RETIREMENT AND INCOME SOLUTIONS	784	620	581	388	345
TOTAL U.S.	$895	$640	$693	$788	$744
ASIA	569	586	580	386	197
LATIN AMERICA	29	125	142	267	171
EMEA	94	42	52	64	60
METLIFE HOLDINGS	606	482	377	364	59
CORPORATE & OTHER (1)	(131)	(37)	(117)	(243)	(265)
Total adjusted earnings available to common shareholders (1)	$2,062	$1,838	$1,727	$1,626	$966

(1)Includes impact of preferred stock dividends of $63 million, $29 million, $63 million, $29 million and $64 million for the three months ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

U.S.
GROUP BENEFITS	15.3%	2.8%	9.4%	33.7%	33.6%
RETIREMENT AND INCOME SOLUTIONS	48.9%	38.6%	34.8%	23.3%	20.7%
TOTAL U.S.	38.4%	27.5%	24.3%	27.6%	26.1%
ASIA	15.5%	16.0%	16.1%	10.7%	5.5%
LATIN AMERICA	4.2%	18.1%	20.8%	39.1%	25.1%
EMEA	13.2%	5.9%	9.2%	11.4%	10.7%
METLIFE HOLDINGS	23.2%	18.5%	13.7%	13.2%	2.1%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

U.S.	44.8%	32.2%	32.6%	37.0%	35.0%
ASIA	23.2%	23.9%	24.1%	16.1%	8.2%
LATIN AMERICA	6.6%	28.5%	32.5%	61.1%	39.1%
EMEA	22.8%	10.2%	13.7%	16.9%	15.8%
METLIFE HOLDINGS	25.4%	20.3%	15.0%	14.5%	2.4%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2021	2022	2021	2022
U.S.
GROUP BENEFITS	$2,899	$4,745
RETIREMENT AND INCOME SOLUTIONS	6,418	6,672
TOTAL U.S.	$9,317	$11,417	$8,116	$8,653
ASIA	$14,648	$14,437	$9,824	$9,639
LATIN AMERICA	$2,757	$2,730	$1,757	$1,748
EMEA	$2,844	$2,250	$1,683	$1,543
METLIFE HOLDINGS	$10,428	$11,011	$9,581	$10,125

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
U.S.	$14	$13	$13	$13	$13
ASIA	$1	$1	$1	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$1	$1	$1	$1
METLIFE HOLDINGS	$3	$4	$3	$4	$2

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$5,746	$9,439	$7,164	$8,254	$14,164	$16,919	$29,582
Universal life and investment-type product policy fees	279	282	297	284	286	858	867
Net investment income	2,098	1,942	1,874	1,710	1,716	6,106	5,300
Other revenues	383	379	426	405	516	1,159	1,347
Total adjusted revenues	8,506	12,042	9,761	10,653	16,682	25,042	37,096

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,118	9,958	7,566	8,320	14,265	17,999	30,151
Interest credited to policyholder account balances	362	342	347	387	478	1,080	1,212
Capitalization of DAC	(17)	(17)	(23)	(14)	(23)	(48)	(60)
Amortization of DAC and VOBA	26	10	14	14	15	50	43
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	3	2	1	3	4	6
Other expenses	886	937	979	949	1,003	2,695	2,931
Total adjusted expenses	7,376	11,233	8,885	9,657	15,741	21,780	34,283
Adjusted earnings before provision for income tax	1,130	809	876	996	941	3,262	2,813
Provision for income tax expense (benefit)	235	169	183	208	197	681	588
Adjusted earnings	895	640	693	788	744	2,581	2,225
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$895	$640	$693	$788	$744	$2,581	$2,225

Adjusted premiums, fees and other revenues	$6,408	$10,100	$7,887	$8,943	$14,966	$18,936	$31,796
Less: PRT	(24)	3,551	1,258	2,564	8,466	(38)	12,288
Adjusted premiums, fees and other revenues, excluding PRT	$6,432	$6,549	$6,629	$6,379	$6,500	$18,974	$19,508

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$5,006	$5,278	$5,433	$5,210	$5,161	$15,197	$15,804
Universal life and investment-type product policy fees	204	206	216	210	215	623	641
Net investment income	290	296	280	278	279	864	837
Other revenues	307	307	355	336	331	932	1,022
Total adjusted revenues	5,807	6,087	6,284	6,034	5,986	17,616	18,304

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,853	5,206	5,259	4,649	4,565	14,584	14,473
Interest credited to policyholder account balances	33	32	31	32	34	95	97
Capitalization of DAC	(5)	(4)	(4)	(6)	(4)	(15)	(14)
Amortization of DAC and VOBA	8	7	5	8	7	21	20
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	—	1	—	1
Other expenses	777	820	850	844	876	2,356	2,570
Total adjusted expenses	5,666	6,062	6,141	5,527	5,479	17,041	17,147
Adjusted earnings before provision for income tax	141	25	143	507	507	575	1,157
Provision for income tax expense (benefit)	30	5	31	107	108	123	246
Adjusted earnings	111	20	112	400	399	452	911
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$111	$20	$112	$400	$399	$452	$911

Adjusted premiums, fees and other revenues	$5,517	$5,791	$6,004	$5,756	$5,707	$16,752	$17,467

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$740	$4,161	$1,731	$3,044	$9,003	$1,722	$13,778
Universal life and investment-type product policy fees	75	76	81	74	71	235	226
Net investment income	1,808	1,646	1,594	1,432	1,437	5,242	4,463
Other revenues	76	72	71	69	185	227	325
Total adjusted revenues	2,699	5,955	3,477	4,619	10,696	7,426	18,792

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,265	4,752	2,307	3,671	9,700	3,415	15,678
Interest credited to policyholder account balances	329	310	316	355	444	985	1,115
Capitalization of DAC	(12)	(13)	(19)	(8)	(19)	(33)	(46)
Amortization of DAC and VOBA	18	3	9	6	8	29	23
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	2	1	2	4	5
Other expenses	109	117	129	105	127	339	361
Total adjusted expenses	1,710	5,171	2,744	4,130	10,262	4,739	17,136
Adjusted earnings before provision for income tax	989	784	733	489	434	2,687	1,656
Provision for income tax expense (benefit)	205	164	152	101	89	558	342
Adjusted earnings	784	620	581	388	345	2,129	1,314
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$784	$620	$581	$388	$345	$2,129	$1,314

Adjusted premiums, fees and other revenues	$891	$4,309	$1,883	$3,187	$9,259	$2,184	$14,329
Less: PRT	(24)	3,551	1,258	2,564	8,466	(38)	12,288
Adjusted premiums, fees and other revenues, excluding PRT	$915	$758	$625	$623	$793	$2,222	$2,041

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$19,783	$19,682	$19,825	$19,996	$20,132
Premiums and deposits	5,897	6,227	6,483	6,121	6,014
Surrenders and withdrawals	(673)	(657)	(683)	(688)	(685)
Benefit payments	(4,895)	(5,165)	(5,213)	(4,631)	(4,511)
Net flows	329	405	587	802	818
Net transfers from (to) separate accounts	1	—	4	3	3
Interest	125	125	124	129	137
Policy charges	(146)	(147)	(150)	(155)	(153)
Other	(410)	(240)	(394)	(643)	(698)
Balance, end of period	$19,682	$19,825	$19,996	$20,132	$20,239

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$1,233	$1,220	$1,292	$1,182	$986
Premiums and deposits	68	68	69	69	69
Surrenders and withdrawals	(16)	(19)	(21)	(17)	(11)
Benefit payments	(2)	—	(5)	(2)	(3)
Net flows	50	49	43	50	55
Investment performance	(4)	80	(88)	(183)	(43)
Net transfers from (to) general account	(1)	—	(4)	(3)	(3)
Policy charges	(58)	(58)	(60)	(60)	(60)
Other	—	1	(1)	—	—
Balance, end of period	$1,220	$1,292	$1,182	$986	$935

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Direct and allocated expenses	$400	$434	$438	$436	$444
Pension, postretirement and postemployment benefit costs	8	7	1	1	2
Premium taxes, other taxes, and licenses & fees	73	74	77	73	88
Commissions and other variable expenses	296	305	334	334	342
Adjusted other expenses	$777	$820	$850	$844	$876

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Group Life (2)
Adjusted premiums, fees and other revenues	$2,074	$2,151	$2,180	$2,126	$2,125
Mortality ratio	106.2%	106.3%	103.8%	85.8%	86.0%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,352	$2,388	$2,519	$2,481	$2,475
Interest adjusted benefit ratio (4)	70.7%	74.2%	72.5%	73.1%	70.8%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$136,524	$134,283	$136,331	$136,782	$137,214
Premiums and deposits	20,813	20,151	25,113	26,017	31,052
Surrenders and withdrawals	(20,936)	(17,271)	(20,104)	(23,750)	(22,157)
Benefit payments	(1,379)	(1,495)	(1,488)	(1,479)	(1,540)
Net flows	(1,502)	1,385	3,521	788	7,355
Net transfers from (to) separate accounts	—	1	(26)	—	—
Interest	942	943	954	1,005	1,132
Policy charges	(43)	(28)	(45)	(46)	(46)
Other	(1,638)	(253)	(3,953)	(1,315)	(1,091)
Balance, end of period	$134,283	$136,331	$136,782	$137,214	$144,564

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$82,432	$81,091	$79,925	$69,123	$61,622
Premiums and deposits	1,027	838	2,617	1,309	927
Surrenders and withdrawals (1)	(3,214)	(2,781)	(8,953)	(1,424)	(1,053)
Benefit payments	(27)	(36)	(25)	(20)	(33)
Net flows	(2,214)	(1,979)	(6,361)	(135)	(159)
Investment performance	256	954	(3,138)	(3,168)	(2,286)
Net transfers from (to) general account	—	(1)	26	—	—
Policy charges	(87)	(82)	(94)	(84)	(82)
Other	704	(58)	(1,235)	(4,114)	(257)
Balance, end of period	$81,091	$79,925	$69,123	$61,622	$58,838

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$37,773	$39,365	$40,121	$43,485	$44,841
Premiums and deposits (1)	1,857	1,547	3,598	1,268	157
Surrenders and withdrawals	(463)	(993)	(436)	(132)	(173)
Net flows	1,394	554	3,162	1,136	(16)
Interest	198	202	202	220	241
Balance, end of period	$39,365	$40,121	$43,485	$44,841	$45,066

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, end of period	$9,358	$14,824	$14,898	$14,753	$13,427

(1)Includes $119 million, $750 million, $1,884 million, $0 and $0 of transfers from separate account GICs to synthetic GICs at September 30, 2021, December 31, 2021, March 31, 2021, June 30, 2022 and September 30, 2022, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Direct and allocated expenses	$57	$60	$65	$61	$64
Pension, postretirement and postemployment benefit costs	2	3	—	1	—
Premium taxes, other taxes, and licenses & fees	3	15	5	4	22
Commissions and other variable expenses	47	39	59	39	41
Adjusted other expenses	$109	$117	$129	$105	$127

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Investment income yield excluding variable investment income yield	3.77%	3.72%	3.68%	3.94%	4.27%
Variable investment income yield	1.63%	1.11%	0.92%	0.13%	(0.30)%
Total investment income yield	5.40%	4.83%	4.60%	4.07%	3.97%
Average crediting rate	2.84%	2.81%	2.79%	2.91%	3.26%
Annualized general account spread	2.56%	2.02%	1.81%	1.16%	0.71%

Annualized general account spread excluding variable investment income yield	0.93%	0.91%	0.89%	1.03%	1.01%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$1,594	$1,560	$1,553	$1,395	$1,347	$4,861	$4,295
Universal life and investment-type product policy fees	477	443	448	498	421	1,371	1,367
Net investment income	1,354	1,276	1,242	1,012	827	3,776	3,081
Other revenues	17	19	21	24	21	54	66
Total adjusted revenues	3,442	3,298	3,264	2,929	2,616	10,062	8,809

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,220	1,258	1,228	1,185	1,257	3,750	3,670
Interest credited to policyholder account balances	513	497	498	493	497	1,498	1,488
Capitalization of DAC	(373)	(404)	(392)	(370)	(358)	(1,203)	(1,120)
Amortization of DAC and VOBA	470	289	288	321	190	1,080	799
Amortization of negative VOBA	(5)	(7)	(8)	(8)	(11)	(20)	(27)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	811	846	837	763	749	2,542	2,349
Total adjusted expenses	2,636	2,479	2,451	2,384	2,324	7,647	7,159
Adjusted earnings before provision for income tax	806	819	813	545	292	2,415	1,650
Provision for income tax expense (benefit)	237	233	233	159	95	703	487
Adjusted earnings	569	586	580	386	197	1,712	1,163
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$569	$586	$580	$386	$197	$1,712	$1,163

Adjusted premiums, fees and other revenues	$2,088	$2,022	$2,022	$1,917	$1,789	$6,286	$5,728

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Adjusted premiums, fees and other revenues	$2,088	$2,022	$2,022	$1,917	$1,789

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,762	$1,743	$1,777	$1,816	$1,789
Add: Operating joint ventures, on a constant currency basis (1), (2)	302	300	374	301	393
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,064	$2,043	$2,151	$2,117	$2,182

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Direct and allocated expenses	$305	$319	$326	$291	$285
Pension, postretirement and postemployment benefit costs	22	31	20	19	17
Premium taxes, other taxes, and licenses & fees	39	41	39	31	36
Commissions and other variable expenses	445	455	452	422	411
Adjusted other expenses	$811	$846	$837	$763	$749
Adjusted other expenses, net of adjusted capitalization of DAC	$438	$442	$445	$393	$391

Adjusted other expenses on a constant currency basis	$670	$719	$726	$720	$749
Add: Operating joint ventures, on a constant currency basis (1), (2)	94	96	111	102	111
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$764	$815	$837	$822	$860
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$438	$454	$472	$455	$480

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Japan:
Life	$159	$185	$180	$105	$101
Accident & Health	53	62	73	70	66
Annuities	65	71	97	130	202
Other	2	2	2	2	3
Total Japan	279	320	352	307	372
Other Asia	180	242	194	158	213
Total sales	$459	$562	$546	$465	$585

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Adjusted earnings available to common shareholders	$569	$586	$580	$386	$197
Adjusted earnings available to common shareholders, on a constant currency basis	$555	$565	$559	$380	$197

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

GA AUM	$141,304	$140,317	$131,989	$117,597	$109,930
GA AUM (at amortized cost)	$130,777	$130,310	$129,935	$122,257	$119,302

GA AUM (at amortized cost), on a constant currency basis	$114,728	$115,997	$118,116	$117,928	$119,302
Add: Operating joint ventures, on a constant currency basis (1)	5,590	6,106	6,834	7,045	7,240
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$120,318	$122,103	$124,950	$124,973	$126,542

(1)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$705	$673	$732	$826	$823	$1,936	$2,381
Universal life and investment-type product policy fees	274	278	290	296	290	831	876
Net investment income	306	358	322	459	399	913	1,180
Other revenues	9	11	9	10	10	30	29
Total adjusted revenues	1,294	1,320	1,353	1,591	1,522	3,710	4,466

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	885	773	769	811	874	2,370	2,454
Interest credited to policyholder account balances	63	67	68	84	89	182	241
Capitalization of DAC	(109)	(110)	(113)	(120)	(130)	(304)	(363)
Amortization of DAC and VOBA	62	80	80	90	68	205	238
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	3	4	3	4	10
Other expenses	363	360	354	370	398	1,041	1,122
Total adjusted expenses	1,266	1,171	1,161	1,239	1,302	3,498	3,702
Adjusted earnings before provision for income tax	28	149	192	352	220	212	764
Provision for income tax expense (benefit)	(1)	24	50	85	49	46	184
Adjusted earnings	29	125	142	267	171	166	580
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$29	$125	$142	$267	$171	$166	$580

Adjusted premiums, fees and other revenues	$988	$962	$1,031	$1,132	$1,123	$2,797	$3,286

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Direct and allocated expenses	$126	$132	$126	$122	$134
Pension, postretirement and postemployment benefit costs	2	—	1	1	1
Premium taxes, other taxes, and licenses & fees	10	8	12	11	12
Commissions and other variable expenses	225	220	215	236	251
Adjusted other expenses	$363	$360	$354	$370	$398
Adjusted other expenses, net of adjusted capitalization of DAC	$254	$250	$241	$250	$268
Adjusted other expenses on a constant currency basis	$343	$354	$343	$354	$398
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$240	$245	$234	$239	$268

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Mexico	112	124	154	125	128
Chile	56	57	63	75	79
All other	68	60	55	64	81
Total sales	$236	$241	$272	$264	$288

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Adjusted premiums, fees and other revenues	$988	$962	$1,031	$1,132	$1,123
Adjusted earnings available to common shareholders	$29	$125	$142	$267	$171

Adjusted premiums, fees and other revenues, on a constant currency basis	$930	$948	$996	$1,085	$1,123
Adjusted earnings available to common shareholders, on a constant currency basis	$19	$118	$132	$254	$171

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$532	$520	$509	$492	$475	$1,751	$1,476
Universal life and investment-type product policy fees	128	93	88	86	62	302	236
Net investment income	46	44	41	38	40	171	119
Other revenues	10	8	9	8	8	39	25
Total adjusted revenues	716	665	647	624	585	2,263	1,856

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	268	297	282	237	239	944	758
Interest credited to policyholder account balances	17	20	17	20	16	66	53
Capitalization of DAC	(110)	(110)	(101)	(108)	(96)	(359)	(305)
Amortization of DAC and VOBA	118	82	86	95	79	274	260
Amortization of negative VOBA	(1)	(2)	(1)	(2)	(1)	(5)	(4)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	308	318	296	298	269	1,006	863
Total adjusted expenses	600	605	579	540	506	1,926	1,625
Adjusted earnings before provision for income tax	116	60	68	84	79	337	231
Provision for income tax expense (benefit)	22	18	16	20	19	78	55
Adjusted earnings	94	42	52	64	60	259	176
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$94	$42	$52	$64	$60	$259	$176

Adjusted premiums, fees and other revenues	$670	$621	$606	$586	$545	$2,092	$1,737

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Direct and allocated expenses	$98	$102	$97	$101	$91
Pension, postretirement and postemployment benefit costs	3	2	1	2	1
Premium taxes, other taxes, and licenses & fees	5	4	6	4	3
Commissions and other variable expenses	202	210	192	191	174
Adjusted other expenses	$308	$318	$296	$298	$269
Adjusted other expenses, net of adjusted capitalization of DAC	$198	$208	$195	$190	$173
Adjusted other expenses on a constant currency basis	$266	$282	$271	$284	$269
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$175	$187	$180	$183	$173

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Adjusted premiums, fees and other revenues	$670	$621	$606	$586	$545
Adjusted earnings available to common shareholders	$94	$42	$52	$64	$60

Adjusted premiums, fees and other revenues, on a constant currency basis	$583	$554	$553	$560	$545
Adjusted earnings available to common shareholders, on a constant currency basis	$75	$33	$44	$59	$60
Total sales on a constant currency basis	$159	$167	$218	$211	$175

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$805	$862	$776	$760	$745	$2,471	$2,281
Universal life and investment-type product policy fees	279	275	269	339	232	826	840
Net investment income	1,771	1,490	1,409	1,280	1,118	4,960	3,807
Other revenues	57	69	44	23	39	188	106
Total adjusted revenues	2,912	2,696	2,498	2,402	2,134	8,445	7,034

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,611	1,585	1,518	1,433	1,659	4,683	4,610
Interest credited to policyholder account balances	212	208	202	203	202	632	607
Capitalization of DAC	(8)	(8)	(7)	(8)	(6)	(25)	(21)
Amortization of DAC and VOBA	80	67	76	74	(20)	190	130
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	2	2	4	5
Other expenses	255	240	236	242	228	752	706
Total adjusted expenses	2,151	2,093	2,026	1,946	2,065	6,236	6,037
Adjusted earnings before provision for income tax	761	603	472	456	69	2,209	997
Provision for income tax expense (benefit)	155	121	95	92	10	449	197
Adjusted earnings	606	482	377	364	59	1,760	800
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$606	$482	$377	$364	$59	$1,760	$800

Adjusted premiums, fees and other revenues	$1,141	$1,206	$1,089	$1,122	$1,016	$3,485	$3,227

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$81,993	$82,115	$82,383	$81,617	$81,626
Premiums and deposits (2), (3)	1,070	1,121	1,035	966	936
Surrenders and withdrawals	(532)	(529)	(504)	(520)	(496)
Benefit payments	(818)	(805)	(907)	(734)	(788)
Net flows	(280)	(213)	(376)	(288)	(348)
Net transfers from (to) separate accounts	12	10	8	10	17
Interest	838	839	835	839	853
Policy charges	(183)	(180)	(181)	(180)	(180)
Other	(265)	(188)	(1,052)	(372)	(370)
Balance, end of period	$82,115	$82,383	$81,617	$81,626	$81,598

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$18,270	$18,341	$18,061	$17,676	$17,606
Premiums and deposits (2), (3)	72	89	84	91	68
Surrenders and withdrawals	(326)	(410)	(323)	(327)	(348)
Benefit payments	(144)	(152)	(161)	(148)	(147)
Net flows	(398)	(473)	(400)	(384)	(427)
Net transfers from (to) separate accounts	61	52	66	69	32
Interest	125	125	119	119	119
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	287	20	(166)	130	316
Balance, end of period	$18,341	$18,061	$17,676	$17,606	$17,642

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$7,424	$7,248	$7,512	$6,776	$5,527
Premiums and deposits (3)	56	57	59	56	53
Surrenders and withdrawals	(61)	(64)	(61)	(38)	(39)
Benefit payments	(15)	(19)	(18)	(15)	(12)
Net flows	(20)	(26)	(20)	3	2
Investment performance	(80)	367	(646)	(1,176)	(225)
Net transfers from (to) general account	(12)	(10)	(8)	(10)	(17)
Policy charges	(66)	(65)	(66)	(66)	(65)
Other	2	(2)	4	—	3
Balance, end of period	$7,248	$7,512	$6,776	$5,527	$5,225

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Balance, beginning of period	$41,543	$39,840	$40,173	$36,079	$30,163
Premiums and deposits (3)	61	74	72	74	55
Surrenders and withdrawals	(1,127)	(1,177)	(866)	(728)	(648)
Benefit payments	(116)	(135)	(124)	(105)	(99)
Net flows	(1,182)	(1,238)	(918)	(759)	(692)
Investment performance	(258)	1,819	(2,937)	(4,919)	(1,594)
Net transfers from (to) general account	(61)	(52)	(66)	(69)	(32)
Policy charges	(203)	(195)	(174)	(170)	(166)
Other	1	(1)	1	1	1
Balance, end of period	$39,840	$40,173	$36,079	$30,163	$27,680

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Direct and allocated expenses	$165	$163	$167	$160	$164
Pension, postretirement and postemployment benefit costs	4	4	1	1	—
Premium taxes, other taxes, and licenses & fees	16	16	16	17	20
Commissions and other variable expenses	70	57	52	64	44
Adjusted other expenses	$255	$240	$236	$242	$228

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Life (1)
Adjusted premiums, fees and other revenues	$734	$791	$704	$758	$657
Interest adjusted benefit ratio	53.3%	54.3%	54.1%	33.2%	53.9%

Lapse Ratio (2)
Traditional life	4.0%	4.0%	4.2%	4.4%	4.5%
Variable & universal life	3.3%	3.3%	3.4%	3.3%	3.3%
Fixed annuity	6.8%	6.8%	6.3%	6.2%	6.6%
Variable annuity	9.7%	10.2%	10.0%	9.8%	9.5%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Adjusted revenues
Premiums	$16	$(19)	$(4)	$(6)	$(7)	$54	$(17)
Universal life and investment-type product policy fees	—	1	—	2	(1)	1	1
Net investment income	93	91	104	5	63	153	172
Other revenues	108	117	101	98	96	303	295
Total adjusted revenues	217	190	201	99	151	511	451

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	9	(2)	(7)	(2)	(3)	36	(12)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(2)	(3)	(2)	(2)	(9)	(7)
Amortization of DAC and VOBA	2	2	2	2	3	7	7
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	236	219	219	219	231	683	669
Other expenses	137	284	136	184	186	278	506
Total adjusted expenses	381	501	347	401	415	995	1,163
Adjusted earnings before provision for income tax	(164)	(311)	(146)	(302)	(264)	(484)	(712)
Provision for income tax expense (benefit)	(96)	(303)	(92)	(88)	(63)	(288)	(243)
Adjusted earnings	(68)	(8)	(54)	(214)	(201)	(196)	(469)
Preferred stock dividends	63	29	63	29	64	166	156
Adjusted earnings available to common shareholders	$(131)	$(37)	$(117)	$(243)	$(265)	$(362)	$(625)

Adjusted premiums, fees and other revenues	$124	$99	$97	$94	$88	$358	$279

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Business activities	$41	$45	$36	$34	$36	$98	$106
Net investment income	95	89	104	6	60	159	170
Interest expense on debt	(247)	(228)	(227)	(226)	(240)	(716)	(693)
Corporate initiatives and projects	(25)	(54)	(12)	(21)	(15)	(74)	(48)
Other	(28)	(163)	(47)	(95)	(105)	49	(247)
Provision for income tax (expense) benefit and other tax-related items	96	303	92	88	63	288	243
Preferred stock dividends	(63)	(29)	(63)	(29)	(64)	(166)	(156)
Adjusted earnings available to common shareholders	$(131)	$(37)	$(117)	$(243)	$(265)	$(362)	$(625)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Fixed Maturity Securities
Yield	3.71%	3.77%	3.52%	3.66%	3.81%	3.73%	3.66%
Investment income (2), (3)	$2,761	$2,816	$2,638	$2,709	$2,773	$8,330	$8,120
Investment gains (losses)	130	(2)	(599)	(671)	(286)	72	(1,556)
Ending carrying value (4)	342,591	341,876	321,656	285,573	272,079	342,591	272,079
Mortgage Loans
Yield	4.12%	4.23%	4.13%	4.11%	4.37%	4.18%	4.20%
Investment income (3)	837	847	823	832	898	2,583	2,553
Investment gains (losses)	43	(119)	44	48	47	101	139
Ending carrying value	80,964	79,353	79,968	82,055	82,437	80,964	82,437
Real Estate and Real Estate Joint Ventures
Yield	6.00%	6.36%	7.82%	8.98%	5.75%	4.28%	7.51%
Investment income	181	194	241	277	179	385	697
Investment gains (losses)	66	20	4	159	—	482	163
Ending carrying value	12,182	12,216	12,379	12,376	12,532	12,182	12,532
Policy Loans
Yield	5.09%	5.02%	5.13%	5.09%	5.18%	5.14%	5.13%
Investment income	118	115	116	114	114	359	344
Ending carrying value	9,186	9,111	9,036	8,876	8,783	9,186	8,783
Equity Securities
Yield	4.85%	3.76%	3.48%	2.46%	6.40%	4.69%	4.14%
Investment income	8	8	7	5	14	28	26
Investment gains (losses)	(33)	11	(50)	(42)	(23)	97	(115)
Ending carrying value	941	1,269	988	1,085	973	941	973
Other Limited Partnership Interests
Yield (5)	48.43%	30.11%	25.35%	4.69%	(5.35)%	45.04%	8.26%
Investment income (5)	1,542	1,058	926	171	(194)	3,877	903
Investment gains (losses)	(4)	11	18	(2)	(1)	(17)	15
Ending carrying value (6)	13,480	14,625	14,570	14,636	14,387	13,480	14,387
Cash and Short-term Investments
Yield	0.70%	0.93%	1.08%	1.53%	2.54%	0.76%	1.74%
Investment income	20	25	30	43	78	62	151
Investment gains (losses)	6	15	14	42	63	12	119
Ending carrying value	26,106	27,223	26,634	23,591	27,466	26,106	27,466
Other Invested Assets
Investment income	342	291	364	484	426	906	1,274
Investment gains (losses)	12	51	47	69	(14)	48	102
Ending carrying value	18,683	18,655	18,696	19,901	22,299	18,683	22,299
Total Investments
Investment income yield	5.36%	4.94%	4.72%	4.29%	3.98%	5.09%	4.33%
Investment fees and expenses yield	(0.12)%	(0.13)%	(0.13)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Net Investment Income Yield	5.24%	4.81%	4.59%	4.17%	3.86%	4.97%	4.21%
Investment income	$5,809	$5,354	$5,145	$4,635	$4,288	$16,530	$14,068
Investment fees and expenses	(125)	(138)	(142)	(131)	(125)	(399)	(398)
Net investment income including divested businesses	5,684	5,216	5,003	4,504	4,163	16,131	13,670
Less: Net investment income from divested businesses	16	15	11	—	—	52	11
Adjusted Net Investment Income (7)	$5,668	$5,201	$4,992	$4,504	$4,163	$16,079	$13,659
Ending Carrying Value	$504,133	$504,328	$483,927	$448,093	$440,956	$504,133	$440,956
Investment Portfolio Gains (Losses) including divested businesses	$220	$(13)	$(522)	$(397)	$(214)	$795	$(1,133)
Less: Divested businesses	—	2	—	—	—	28	—
Investment Portfolio Gains (Losses) (8)	$220	$(15)	$(522)	$(397)	$(214)	$767	$(1,133)
Gross investment gains	352	331	310	597	259	1,380	1,166
Gross investment losses	(156)	(242)	(548)	(1,084)	(541)	(608)	(2,173)
Net credit loss (provision) release and (impairments)	24	(104)	(284)	90	68	(5)	(126)
Investment Portfolio Gains (Losses) (8)	220	(15)	(522)	(397)	(214)	767	(1,133)
Investment portfolio gains (losses) income tax (expense) benefit	(60)	17	116	92	51	(163)	259
Investment Portfolio Gains (Losses), Net of Income Tax	$160	$2	$(406)	$(305)	$(163)	$604	$(874)

Derivative gains (losses) including Divested businesses	$(445)	$(431)	$(1,074)	$(1,427)	$(732)	$(2,690)	$(3,233)
Less: Derivative gains (losses) from divested businesses	—	—	—	—	—	(1)	—
Derivative gains (losses) (8)	(445)	(431)	(1,074)	(1,427)	(732)	(2,689)	(3,233)
Derivative gains (losses) income tax (expense) benefit	127	96	265	396	196	663	857
Derivative Gains (Losses), Net of Income Tax	$(318)	$(335)	$(809)	$(1,031)	$(536)	$(2,026)	$(2,376)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$92,012	27.0%	$93,034	27.3%	$87,136	27.2%	$80,555	28.3%	$78,824	29.1%
Foreign corporate		63,922	18.7%	63,640	18.7%	61,129	19.1%	54,177	19.1%	49,927	18.4%
Foreign government		63,380	18.6%	61,609	18.1%	57,282	17.9%	48,016	16.9%	44,050	16.3%
U.S. government and agency		48,100	14.1%	46,599	13.7%	40,334	12.6%	33,690	11.9%	31,562	11.7%
Residential mortgage-backed		30,267	8.9%	30,404	8.9%	30,080	9.4%	27,303	9.6%	27,145	10.0%
Asset-backed securities and collateralized loan obligations		17,403	5.1%	18,569	5.5%	19,305	6.0%	17,054	6.0%	16,766	6.2%
Municipals		14,040	4.1%	14,212	4.2%	12,958	4.1%	12,513	4.4%	12,014	4.4%
Commercial mortgage-backed		11,914	3.5%	12,207	3.6%	11,855	3.7%	10,870	3.8%	10,477	3.9%
Fixed Maturity Securities Available-For-Sale		$341,038	100.0%	$340,274	100.0%	$320,079	100.0%	$284,178	100.0%	$270,765	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$239,158	70.1%	$239,394	70.4%	$222,096	69.4%	$195,090	68.7%	$185,780	68.6%
Baa	2	84,831	24.9%	85,209	25.0%	82,616	25.8%	74,783	26.3%	71,276	26.3%
Ba	3	12,876	3.8%	11,973	3.5%	11,788	3.7%	11,129	3.9%	10,652	4.0%
B	4	3,584	1.0%	3,150	0.9%	2,923	0.9%	2,653	0.9%	2,618	1.0%
Caa and lower	5	565	0.2%	526	0.2%	480	0.1%	389	0.2%	306	0.1%
In or near default	6	24	—%	22	—%	176	0.1%	134	—%	133	—%
Total Fixed Maturity Securities Available-For-Sale (9)		$341,038	100.0%	$340,274	100.0%	$320,079	100.0%	$284,178	100.0%	$270,765	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022

Gross unrealized gains		$33,349		$31,901		$16,145		$8,666		$5,488
Gross unrealized losses		2,247		2,420		9,583		23,759		36,982
Net Unrealized Gains (Losses)		$31,102		$29,481		$6,562		$(15,093)		$(31,494)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022

Commercial mortgage loans	$51,336		$50,553		$51,117		$52,348		$52,273
Agricultural mortgage loans	18,353		18,111		17,882		18,563		18,923
Residential mortgage loans	11,838		11,323		11,584		11,606		11,708
Mortgage loans held-for-sale	—		—		—		24		—
Mortgage Loans	81,527		79,987		80,583		82,541		82,904
Valuation allowances	(563)		(634)		(615)		(486)		(467)
Mortgage Loans, net	$80,964		$79,353		$79,968		$82,055		$82,437

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022		September 30, 2022
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,249	20.0%	$9,676	19.1%	$9,824	19.2%	$9,901	18.9%	$9,805	18.7%
Non-U.S.	9,501	18.5%	9,969	19.7%	10,064	19.7%	9,726	18.6%	8,977	17.2%
Middle Atlantic	7,877	15.3%	7,537	14.9%	7,876	15.4%	7,918	15.1%	7,748	14.8%
South Atlantic	7,047	13.7%	6,800	13.5%	6,849	13.4%	6,852	13.1%	6,691	12.8%
West South Central	3,434	6.7%	3,492	6.9%	3,587	7.0%	3,943	7.5%	4,005	7.7%
New England	2,623	5.1%	2,748	5.4%	2,752	5.4%	2,781	5.3%	2,754	5.3%
Mountain	1,996	3.9%	1,993	4.0%	2,078	4.1%	2,268	4.3%	2,269	4.3%
East North Central	2,229	4.3%	2,129	4.2%	2,013	3.9%	1,489	2.9%	1,596	3.1%
East South Central	824	1.6%	759	1.5%	725	1.4%	636	1.2%	635	1.2%
West North Central	649	1.3%	663	1.3%	458	0.9%	428	0.8%	471	0.9%
Multi-Region and Other	4,907	9.6%	4,787	9.5%	4,891	9.6%	6,406	12.3%	7,322	14.0%
Total	$51,336	100.0%	$50,553	100.0%	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%

Office	$22,573	44.0%	$22,388	44.3%	$22,170	43.4%	$21,923	41.9%	$21,144	40.5%
Apartment	8,910	17.4%	9,121	18.0%	9,578	18.7%	10,536	20.1%	10,793	20.6%
Retail	8,684	16.9%	8,548	16.9%	8,766	17.2%	8,524	16.3%	8,305	15.9%
Industrial	5,562	10.8%	5,096	10.1%	5,055	9.9%	4,902	9.4%	5,068	9.7%
Hotel	3,175	6.2%	3,201	6.3%	3,137	6.1%	3,323	6.3%	3,261	6.2%
Other	2,432	4.7%	2,199	4.4%	2,411	4.7%	3,140	6.0%	3,702	7.1%
Total	$51,336	100.0%	$50,553	100.0%	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Average quarterly asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $6 million, $75 million, ($65) million, ($89) million and ($43) million for the three months ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022, respectively, and $92 million and ($197) million for the year-to-date periods ended September 30, 2021 and September 30, 2022, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Fixed maturity securities available-for-sale	$341,038	$340,274	$320,079	$284,178	$270,765
Contractholder-directed equity securities and fair value option securities	12,055	12,142	11,418	9,875	8,954
Total fixed maturity securities	353,093	352,416	331,497	294,053	279,719
Less: Contractholder-directed equity securities	10,502	10,540	9,841	8,480	7,640
Fixed maturity securities	$342,591	$341,876	$321,656	$285,573	$272,079

(5)Other limited partnership interests includes investment income related to private equity investments of $1,516 million, $1,059 million, $984 million, $216 million and ($188) million for the three months ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022, respectively, and $3,839 million and $1,012 million for the year-to-date period ended September 30, 2021 and September 30, 2022, respectively. The annualized yields for these periods were 50.19%, 31.64%, 28.16%, 6.17%, (5.37%), 47.26% and 9.64%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $12,811 million, $13,963 million, $13,971 million, $14,092 million and $13,855 million at September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022, respectively.

(7)Adjusted net investment income reflects the adjustments as presented on Page 5.
(8)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Net investment gains (losses)	$(84)	$(126)	$(518)	$(685)	$(414)	$1,655	$(1,617)
Less: Operating joint venture adjustments	1	—	6	(1)	5	1	10
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	9	22	7	(1)	(18)	23	(12)
Less: Non-investment portfolio gains (losses)	(314)	(135)	(9)	(286)	(187)	836	(482)
Less: Divested businesses	—	2	—	—	—	28	—
Investment portfolio gains (losses)	$220	$(15)	$(522)	$(397)	$(214)	$767	$(1,133)

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Net derivative gains (losses)	$(218)	$(196)	$(859)	$(1,195)	$(480)	$(2,032)	$(2,534)
Less: Investment hedge adjustments	228	235	215	232	252	660	699
Less: PAB hedge adjustments	(1)	—	—	—	—	(2)	—
Less: Divested businesses	—	—	—	—	—	(1)	—
Derivative gains (losses)	$(445)	$(431)	$(1,074)	$(1,427)	$(732)	$(2,689)	$(3,233)

(9)Fixed maturity securities available-for-sale are presented by NRSRO rating, except for non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), which are presented using NAIC designations for modeled securities. In addition, the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations is provided. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. If no NAIC designation is available, then, as permitted by the NAIC, an internally developed designation is used. NRSRO ratings and NAIC designations are as of the dates shown. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs, included within Caa and lower, that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,521	$1,176	$606	$103	$331	$5,177	$1,040
Add: Preferred stock dividends	63	29	63	29	64	166	156
Add: Preferred stock redemption premium	—	—	—	—	—	6	—
Add: Net Income (loss) attributable to noncontrolling interests	5	6	5	6	5	15	16
Net income (loss)	1,589	1,211	674	138	400	$5,364	$1,212
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(84)	(126)	(518)	(685)	(414)	1,655	(1,617)
Net derivative gains (losses)	(218)	(196)	(859)	(1,195)	(480)	(2,032)	(2,534)
Premiums - Divested businesses	57	60	41	—	—	922	41
Universal life and investment-type product policy fees
Unearned revenue adjustments	46	13	(8)	(11)	(9)	58	(28)
GMIB fees	25	24	23	22	21	74	66
Divested businesses	13	13	11	—	—	13	11
Net investment income
Investment hedge adjustments	(228)	(235)	(215)	(232)	(252)	(660)	(699)
Operating joint venture adjustments	(1)	—	(6)	1	(5)	(1)	(10)
Unit-linked contract income	114	253	(498)	(688)	(321)	699	(1,507)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	(1)	—	(2)	—	(7)	(2)
Divested businesses	16	15	11	—	—	52	11
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	73	53	47	48	40	168	135
Divested businesses	6	5	3	—	—	17	3
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(8)	(7)	(7)	(6)	(6)	(25)	(19)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	—	(99)	(39)	(152)	(88)	96	(279)
GMIB costs	(116)	(88)	45	125	171	(314)	341
Market value adjustments	(21)	(23)	(12)	34	66	(60)	88
Divested businesses	(36)	(41)	(22)	—	—	(618)	(22)
Interest credited to policyholder account balances
PAB hedge adjustments	1	—	—	—	—	2	—
Unit-linked contract costs	(116)	(246)	505	695	302	(692)	1,502
Divested businesses	(5)	(5)	(3)	—	—	(5)	(3)
Capitalization of DAC - Divested businesses	15	15	11	—	—	104	11
Amortization of DAC and VOBA
Related to NIGL and NDGL	(31)	(63)	19	(4)	98	(37)	113
Related to GMIB fees and GMIB costs	(13)	(5)	(1)	(16)	19	12	2
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(14)	(14)	(9)	—	—	(112)	(9)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	(1)	—
Other expenses
Noncontrolling interests	7	9	7	4	8	19	19
Regulatory implementation costs	—	(1)	—	(2)	(1)	(3)	(3)
Acquisition, integration and other costs	(2)	1	(7)	(13)	(14)	(10)	(34)
TSA fees	(73)	(53)	(47)	(48)	(40)	(168)	(135)
Divested businesses	(41)	(81)	(32)	(8)	(13)	(277)	(53)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	99	167	444	616	288	213	1,348
Adjusted earnings	2,125	1,867	1,790	1,655	1,030	6,282	4,475
Less: Preferred stock dividends	63	29	63	29	64	166	156
Adjusted earnings available to common shareholders	$2,062	$1,838	$1,727	$1,626	$966	$6,116	$4,319

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$(140)	$—	$—	$77	$34	$(140)	$111
Litigation reserves and settlement costs	—	—	—	—	—	66	—
Tax adjustments	—	140	—	—	—	—	—
Total notable items	$(140)	$140	$—	$77	$34	$(74)	$111

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$91	$—	$91
Total notable items	$—	$—	$—	$—	$91	$—	$91

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$—	$—
Total notable items	$—	$—	$—	$—	$—	$—	$—

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$91	$—	$91
Total notable items	$—	$—	$—	$—	$91	$—	$91

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$(79)	$—	$—	$—	$23	$(79)	$23
Total notable items	$(79)	$—	$—	$—	$23	$(79)	$23

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$(2)	$—	$—	$—	$7	$(2)	$7
Total notable items	$(2)	$—	$—	$—	$7	$(2)	$7

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$(6)	$—	$—	$—	$4	$(6)	$4
Total notable items	$(6)	$—	$—	$—	$4	$(6)	$4

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Actuarial assumption review and other insurance adjustments	$(53)	$—	$—	$77	$(91)	$(53)	$(14)
Total notable items	$(53)	$—	$—	$77	$(91)	$(53)	$(14)

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2021	September 30, 2022
Litigation reserves and settlement costs	$—	$—	$—	$—	$—	$66	$—
Tax adjustments	—	140	—	—	—	—	—
Total notable items	$—	$140	$—	$—	$—	$66	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Total MetLife, Inc.'s stockholders' equity	$69,050	$67,482	$53,965	$37,101	$25,076
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	65,232	63,664	50,147	33,283	21,258
Less: Net unrealized investment gains (losses), net of income tax	18,658	17,671	5,182	(9,457)	(20,008)
Defined benefit plans adjustment, net of income tax	(1,805)	(1,598)	(1,577)	(1,555)	(1,536)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,379	$47,591	$46,542	$44,295	$42,802
Less: Goodwill, net of income tax	9,317	9,221	9,163	8,828	8,683
VODA and VOCRA, net of income tax	763	718	699	679	663
Total MetLife, Inc.'s tangible common stockholders' equity	$38,299	$37,652	$36,680	$34,788	$33,456

Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,379	$47,591	$46,542	$44,295	$42,802
Less: Accumulated year-to-date total notable items (2)	(74)	66	—	77	111
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$48,453	$47,525	$46,542	$44,218	$42,691

Unaudited (In millions, except per share data)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Book value per common share	$77.24	$77.12	$61.55	$41.73	$27.00
Less: Net unrealized investment gains (losses), net of income tax	22.09	21.41	6.36	(11.86)	(25.42)
Defined benefit plans adjustment, net of income tax	(2.14)	(1.94)	(1.93)	(1.95)	(1.95)
Book value per common share, excluding AOCI other than FCTA	$57.29	$57.65	$57.12	$55.54	$54.37
Less: Goodwill, net of income tax	11.04	11.17	11.24	11.07	11.04
VODA and VOCRA, net of income tax	0.90	0.87	0.86	0.85	0.84
Book value per common share - tangible common stockholders' equity	$45.35	$45.61	$45.02	$43.62	$42.49

Common shares outstanding, end of period	844.5	825.5	814.8	797.6	787.3

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022

Return on MetLife, Inc.'s:
Common stockholders' equity	9.3%	7.3%	4.3%	1.0%	4.9%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	12.6%	11.4%	12.1%	15.6%	14.2%
Common stockholders' equity, excluding AOCI other than FCTA	17.0%	15.3%	14.7%	14.3%	8.9%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	18.2%	14.2%	14.7%	13.7%	8.6%
Tangible common stockholders' equity (3)	21.7%	19.6%	18.8%	18.4%	11.5%

Average common stockholders' equity	$65,276	$64,448	$56,906	$41,715	$27,271
Average common stockholders' equity, excluding AOCI other than FCTA	$48,464	$47,985	$47,067	$45,419	$43,549
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$48,468	$47,989	$47,067	$45,380	$43,455
Average tangible common stockholders' equity	$38,335	$37,976	$37,166	$35,734	$34,122

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the adjusted return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 of $20 million, $19 million, $18 million, $19 million and $17 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
U.S. (1)	$6,408	$10,100	$7,887	$8,943	$14,966
ASIA	1,762	1,743	1,777	1,816	1,789
LATIN AMERICA	930	948	996	1,085	1,123
EMEA	583	554	553	560	545
METLIFE HOLDINGS (1)	1,141	1,206	1,089	1,122	1,016
CORPORATE & OTHER (1)	124	99	97	94	88
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,948	$14,650	$12,399	$13,620	$19,527
Adjusted premiums, fees and other revenues	$11,419	$15,010	$12,732	$13,794	$19,527

ASIA (including operating joint ventures) (2), (3)	$2,064	$2,043	$2,151	$2,117	$2,182

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
U.S. (1)	$886	$937	$979	$949	$1,003
ASIA	670	719	726	720	749
LATIN AMERICA	343	354	343	354	398
EMEA	266	282	271	284	269
METLIFE HOLDINGS (1)	255	240	236	242	228
CORPORATE & OTHER (1)	137	284	136	184	186
Adjusted other expenses on a constant currency basis	$2,557	$2,816	$2,691	$2,733	$2,833
Adjusted other expenses	$2,760	$2,985	$2,838	$2,806	$2,833

ASIA (including operating joint ventures) (2), (3)	$764	$815	$837	$822	$860

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
U.S. (1)	$895	$640	$693	$788	$744
ASIA	555	565	559	380	197
LATIN AMERICA	19	118	132	254	171
EMEA	75	33	44	59	60
METLIFE HOLDINGS (1)	606	482	377	364	59
CORPORATE & OTHER (1)	(131)	(37)	(117)	(243)	(265)
Adjusted earnings available to common shareholders on a constant currency basis	$2,019	$1,801	$1,688	$1,602	$966
Adjusted earnings available to common shareholders	$2,062	$1,838	$1,727	$1,626	$966

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organization
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements